Exhibit 99.1

Independent Accountant’s Report

Regional Management Corp. and Subsidiaries

979 Batesville Road

Greer, SC 29651

And

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

And

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

We have performed the procedures enumerated below on certain records and transactions of Regional Management Corp. and Subsidiaries (referred to herein as the “Company” or “Responsible Party”) for the purpose of assisting the Responsible Party, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, (together with the Company, referred to herein as the “Specified Parties”) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of loans receivable-backed notes issued by Regional Management Issuance Trust 2021-1 in accordance with the Preliminary Private Placement Memorandum and the confidential Private Placement Memorandum (collectively, the “Proposed Transaction”). The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction. Additionally, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purpose of this report:

(i)

The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	Certain data fields in the Loan Data File, signed Loan Contract, and Aged Trial Balance shall be herein referred to as “Specified Attributes”;

(iii)	The term “Loan Contract” or “Contract” means consumer installment contracts;

(iv)	The term “Obligor” means the borrower(s) stated on the Contract;

(v)	The term “Statistical Calculation Date” refers to December 31, 2020; and

(vi)

The term “Aged Trial Balance” refers to the computer-generated report provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction such as gross balance and unearned interest of each consumer installment contract. Management represented that the Aged Trial Balance was extracted via a web application linked directly to the loan subsidiary system.

On January 13, 2021, the Company provided us with a computer-generated Loan Data File containing 73,788 individual customer loans, herein referred to as the “Underlying Assets,” which management represented was the entire population of the Underlying Assets in the Proposed Transaction. We were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated January 5, 2021 on a sample of 160 individual customer loans. From January 13, 2021 to January 15, 2021, we were provided with the source documents referenced in Exhibit A related to the respective 160 individual customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. At the instruction of the Specified Parties, a difference of 1% or less for those Specified Attributes expressed in dollars or percentages (the “agreed upon threshold”) would not be reported to you. We found all Specified Attributes to be in agreement to source documents.

For the sample, we recalculated the scheduled contract maturity date based on the term of the Contract, the due date of the first payment by the Obligor, and the remaining term as of the Statistical Calculation Date. We then compared our recalculation to the source document. We noted no exceptions that exceeded the agreed upon threshold in our comparison of the recalculations to the source documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We also performed the following procedures on the sample of 160 Underlying Assets:

•	Inspected the presence of an electronic copy of a signed Loan Contract.

We noted no exceptions in our procedures outlined above.

We noted the following observations in our procedures outlined above:

1.

Of the 160 customer loans selected, thirteen loans had received deferrals prior to December 31, 2020. The number of deferrals ranged from 1 to 3 deferrals over the life of the loan through December 31, 2020 and resulted in a difference between the current maturity date per the Loan Data File and the maturity date per the Loan Contract by the number of deferrals the respective loans experienced. As a result of the deferrals, the differences are not considered exceptions.

2.

The current maturity date (Curr_Maturity_Date) specified attribute is based on the time the Loan Data File is run from the loan subsidiary system as opposed to as of the Statistical Calculation Date. This has been identified as a system limitation. The Loan Data File was run on January 5, 2021, therefore the number of deferrals received from the Statistical Calculation Date through January 5, 2021 are factored into the loan subsidiary system’s calculation of the current maturity date. Of the 160 customer loans selected, one loan had a deferral between this period. We did not consider this an exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the loans receivable-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.

•	Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

January 29, 2021

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Contract identification number (original_bracctno)	Loan Contract

2	Check number (Check Number)	Loan Contract

3	Contract origination date (origination_date)	Loan Contract

4	Contract maturity date (Curr_Maturity_Date)	Loan Contract

5	Amount financed (Amount_Financed)	Loan Contract

6	Original Contract Term (original_term)	Loan Contract

7	Monthly payment (Regular_PaymentAmt)	Loan Contract

8	Annual Percentage Rate (APR) (aprate)	Loan Contract

9	Branch state (Branch_State)	Loan Contract

10	Required first payment date (FirstPayDate)	Loan Contract

11	Balance as of the Statistical Calculation Date (Principal_Balance)	Aged Trial Balance

12	Delinquency status as of the Statistical Calculation Date (Delinquency_Bucket)	Aged Trial Balance

13	Maturity date based on the term of the Contract and the due date of the first payment by the Obligor (recalculation based on the Curr_Maturity_Date, original_term, and FirstPayDate)	Loan Contract

14	Remaining term as of the Statistical Calculation Date (recalculation based on the Remaining_Term and Curr_Maturity_Date)	Loan Contract

Exhibit B

Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the arrangement letter dated January 5, 2021.

Specified Attribute

Current Branch Account Number (current_bracctno)

NLS Account Reference Number (acctrefno)

Product Type (Product Type)

Current Branch (Current_Branch)

Borrower Zip (zip)

Borrower State (Borrower_State)

Credit Score (CrScore)

Paid Off Date (paidoff_date)

Original Maturity Date (Original_MatureDate)

Bankruptcy Flag (bankruptcy_flag)

Entity Name (current_entity)

Renewal Flag (Renewal_Flag)

Extensions last 12 months (Extension_Last_12)

Last Extension Date (Last Extension)

Security Type (Security_Type)

Loan Type (loantype)

Electronic Loan (eloan)

NLS Originated (NLS_Originated)

Last Payment Date (LastPayDate)

Next Payment Date (nextdue_date)

Last Extension – Number of Months (MnthExtended_LastExt)